UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2009

Capital Southwest Corporation
(Exact name of registrant as specified in its charter)

Texas	811-1056	75-1072796
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12900 Preston Road, Suite 700, Dallas, Texas		75230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	972-233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 28, 2009, Capital Southwest Corporation (the “Company”) issued a press release announcing that Raymond D. Schwertner will join the Company as Vice President effective December 1, 2009. Mr. Schwertner joins Capital Southwest after serving over 19 years at The Whitmore Manufacturing Company, a wholly-owned portfolio company, most recently as its President and Chief Executive Officer. The Company also announced that Jeffrey G. Peterson will join The Whitmore Manufacturing Company as its President and Chief Executive Officer effective November 30, 2009. Peterson will remain a Vice President of Capital Southwest Corporation and will continue to serve as director of several of the Company’s core holdings.

Exhibit Number	Description
99.1	Press Release dated October 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2009
	By:	/s/ Gary L. Martin
	Name:	Gary L. Martin
	Title:	Chairman and President